                                                                    EXHIBIT 3.21

                     Name changed to McCOLPIN-CHRISTIE CORP.

                         CERTIFICATE OF AMENDMENT OF THE

                            ARTICLES OF INCORPORATION

                                       OF

                       McCOLPIN-CHRISTIE CORPORATION, LTD.

                   [To change name to McColpin-Christie Corp.]

     The undersigned, S. L. CHRISTIE and D. G. DINSMORE, hereby do certify that they are, and at all times herein mentioned have been, respectively, the duly elected, qualified, and acting president and secretary of McCOLPIN-CHRISTIE CORPORATION, LTD., a California corporation; and, further, they do certify as follows:

     FIRST: At a meeting of the board of directors of McColpin-Christie Corporation, Ltd., duly held on February 20, 1952, at the principal office of the corporation at 3410 West 67th Street, Los Angeles, California, at which meeting a quorum consisting of two of the three directors of this corporation was present and acting, the following resolutions duly were adopted by unanimous vote:

          "WHEREAS, the board of directors of this corporation deems it to be for the best interests of this corporation and of its shareholders that its corporate name be changed to McColpin-Christie Corp.,

          "NOW, THEREFORE, IT HEREBY IS RESOLVED, that Article FIRST of the articles of incorporation of this corporation hereby is amended to read as follows:

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          "'FIRST: That the name of this corporation shall be

               McCOLPIN-CHRISTIE CORP.'

          "RESOLVED, FURTHER, that the board of directors hereby adopts and approves said amendment to the articles of incorporation;

          "RESOLVED, FURTHER, that the president and secretary of this corporation be, and they hereby are, and each of them hereby is, authorized to procure the adoption and approval of said amendment by the vote or written consent of the shareholders of this corporation;

          "RESOLVED, FURTHER, that the president and secretary be, and they hereby are, authorized and directed to sign, verify, and cause to be filed a certificate of the amendment of the articles of incorporation of this corporation, all in conformity with the laws of the State of California;

          "RESOLVED, FURTHER, that the president and secretary of this corporation be, and they hereby are, and each of them hereby is, authorized and directed to perform such acts and to execute such instruments as may be necessary or convenient to make the foregoing resolutions fully effective."

     SECOND: Shareholders of McColpin-Christie Corporation, Ltd. holding at least a majority of the voting power of said corporation consented in writing that the articles of incorporation of said corporation should be amended in the manner stated in said resolutions adopted by the board of directors of said corporation. The following is a copy of the form of written consent signed by said shareholders of said corporation:

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                    "CONSENT OF SHAREHOLDERS TO THE AMENDMENT

                       OF THE ARTICLES OF INCORPORATION OF

                       McCOLPIN-CHRISTIE CORPORATION, LTD.

          "WHEREAS, at a meeting of the board of directors of McColpin-Christie Corporation, Ltd., a California corporation, duly held on February 20, 1952, at the principal office for the transaction of the business of said corporation at 3410 West 67th Street, Los Angeles, California, at which meeting a quorum consisting of two of the three directors of said corporation was at all times present and acting, an amendment of the articles of incorporation of said corporation was adopted and approved by resolutions of said board of directors amending Article FIRST of said articles of incorporation to read as follows:

          'FIRST: That the name of this corporation shall be

               McCOLPIN-CHRISTIE CORP.'

          "NOW, THEREFORE, each of the undersigned, being the owner of the number of shares of stock of said corporation set down opposite his or her signature at the end of this certificate, hereby does adopt, approve, and consent to the foregoing amendment of said articles of incorporation, and hereby does consent that Article FIRST of said articles of incorporation be amended to read as follows:

          'FIRST: That the name of this corporation shall be

               McCOLPIN-CHRISTIE CORP.'

          "Witness the signature of each of the undersigned, and following the signature, the date of signing and the number of shares of said corporation held of

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record on the date of signing, all of which shares are entitled to vote upon amendments of said articles of incorporation of the character of the foregoing amendment.

     "Signatures of Share-                         Date of          Number of
     Holders                                       Signing          Shares Owned
     ----------------------                        -------          ------------
     /s/ S. L. CHRISTIE                                May 3, 1952      2,276
     -------------------------------
     S. L. Christie

     /s/ S. L. CHRISTIE               )                May 3, 1952
     -------------------------------  )
     S. L. Christie                   )                                   800
           and                        )
     /s/ SIGRID CHRISTIE              )                May 3, 1952
     -------------------------------  )
     Sigrid Christie                  )

     /s/ E. E. HUGHES                 )                May 5, 1952
     -------------------------------  )
     E. E. Hughes                     )                                   660
           and                        )
     /s/ FLORA HUGHES                 )                May 6, 1952
     -------------------------------  )
     Flora Hughes                     )

     /s/ GLENFORD J. FOSTER           )                May 2, 1952
     -------------------------------  )
     Glenford J. Foster               )
           and                        )                                   324
     /s/ MARGARET J. FOSTER           )                May 7, 1952
     -------------------------------  )
     Margaret J. Foster               )

     /s/ D. G. DINSMORE                                May 2, 1952        128"
     -------------------------------
     D. G. Dinsmore

     THIRD: The total number of shares of McColpin-Christie Corporation, Ltd. adopting and approving said resolutions of the board of directors that the articles of incorporation should be amended as stated in said resolutions, and consenting to the amendment of the articles of incorporation of said corporation, all as stated and set forth above, is 4,188.

     FOURTH: The total number of shares of McColpin-Christie Corporation, Ltd. entitled to adopt and approve resolutions of the board of directors that the articles of incorporation be

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amended as set forth herein, and entitled to consent to the amendment of the articles of incorporation as set forth herein is 4,842.

     Dated:  May 22, 1952.


                                             /s/ S. L. Christie
                                             -----------------------------------
                                             S. L. Christie, President


                                             /s/ D. G. Dinsmore
                                             -----------------------------------
                                             D. G. Dinsmore, Secretary

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STATE OF CALIFORNIA     )
                        )  ss.
County of Los Angeles   )

     S. L. CHRISTIE and. D. G. DINSMORE, first being duly sworn, each for himself deposes and says: S. L. Christie is, and at all tines mentioned in the foregoing certificate of amendment was, the president of McColpin-Christie Corporation, Ltd., the California corporation therein named. D. G. Dinsmore is, and at all times mentioned in the foregoing certificate of amendment was, the secretary of said corporation. Each of us has read said certificate of amendment. The statements contained in said certificate are true of our own knowledge. The signatures of S. L. Christie and D. G. Dinsmore affixed to said certificate of amendment are the genuine signatures of the president and the secretary, respectively, of said corporation.

                                             /s/ S. L. Christie
                                             -----------------------------------
                                             S. L. Christie, President


                                             /s/ D. G. Dinsmore
                                             -----------------------------------
                                             D. G. Dinsmore, Secretary

Subscribed and sworn to before me
me this 22nd day of May, 1952.

/s/ Harold S. Nutter
--------------------------------------------
Notary Public in and for the County
of Los Angeles, State of California.
     NOTARY PUBLIC
        (SEAL)
My Commission Expires Mar. 20, 1995

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